Description of the Business	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Description of the Business
1.	DESCRIPTION OF THE BUSINESS

Hydro One Inc. (Hydro One or the Company) was incorporated on December 1, 1998, under the Business Corporations Act (Ontario) and is wholly owned by Hydro One Limited.

On October 31, 2015, Hydro One Limited, a subsidiary of the Province of Ontario (Province), acquired Hydro One. The principal businesses of Hydro One are the transmission and distribution of electricity to customers within Ontario.

In November 2015, Hydro One Limited and the Province completed an initial public offering (IPO) on the Toronto Stock Exchange of 15% of Hydro One Limited’s 595 million outstanding common shares. See Note 18 for reorganization of Hydro One.